Table 1
AVIAT NETWORKS, INC.
Fiscal Year 2015 Third Quarter Summary
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter Ended		Three Quarters Ended
	April 3, 2015	March 28, 2014	April 3, 2015	March 28, 2014
	(In millions, except per share amounts)
Revenue from product sales and services	$74.8	$81.4	$248.1	$260.6
Cost of revenue	57.2	60.5	184.2	195.3
Gross margin	17.6	20.9	63.9	65.3
Operating expenses:
Research and development expenses	6.4	8.4	19.4	27.5
Selling and administrative expenses	18.0	23.0	58.4	67.4
Amortization of identifiable intangible assets	0.1	0.1	0.3	0.3
Restructuring charges	3.2	4.2	4.7	9.0
Operating loss	(10.1)	(14.8)	(18.9)	(38.9)
Interest income	0.1	0.3	0.3	0.4
Interest expense	—	(0.1)	(0.3)	(0.3)
Loss from continuing operations before income taxes	(10.0)	(14.6)	(18.9)	(38.8)
Provision for income taxes	1.5	0.5	2.4	0.2
Loss from continuing operations	(11.5)	(15.1)	(21.3)	(39.0)
Income from discontinued operations, net of tax	—	0.3	0.1	0.7
Net loss	$(11.5)	$(14.8)	$(21.2)	$(38.3)

Basic and diluted income (loss) per common share:
Continuing operations	$(0.18)	$(0.24)	$(0.34)	$(0.63)
Discontinued operations	$0.00	$0.00	$0.00	$0.01
Net loss	$(0.18)	$(0.24)	$(0.34)	$(0.62)
Weighted average shares outstanding, basic and diluted	62.3	61.9	62.2	61.5

Table 2
AVIAT NETWORKS, INC.
Fiscal Year 2015 Third Quarter Summary
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	April 3, 2015	June 27, 2014
	(In millions)
Assets
Cash and cash equivalents	$35.0	$48.8
Receivables, net	69.1	77.2
Unbilled costs	20.8	23.8
Inventories	38.5	38.1
Customer service inventories	7.8	11.4
Other current assets	18.2	18.9
Property, plant and equipment, net	25.4	29.3
Identifiable intangible assets, net	0.1	0.4
Other assets	5.2	5.3
	$220.1	$253.2
Liabilities and Stockholders' Equity
Short-term debt	$9.0	$6.0
Accounts payable	37.4	46.1
Accrued expenses and other current liabilities	42.6	45.5
Unearned income	38.2	33.3
Other long-term liabilities	16.1	19.7
Stockholders' equity	76.8	102.6
	$220.1	$253.2

Table 3
AVIAT NETWORKS, INC.
Fiscal Year 2015 Third Quarter Summary
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Quarters Ended
	April 3, 2015	March 28, 2014
	(In millions)
Operating Activities
Net loss	$(21.2)	$(38.3)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of identifiable intangible assets	0.3	0.3
Depreciation and amortization of property, plant and equipment	5.3	5.3
Bad debt expense	0.5	0.7
Share-based compensation expense	1.7	2.8
Charges for inventory and customer service inventory write-downs	6.0	4.3
Gain on disposition of the WiMAX business	(0.1)	—
Changes in operating assets and liabilities:
Receivables	5.4	5.5
Unbilled costs	2.6	2.1
Inventories	(5.0)	(1.6)
Customer service inventories	1.6	0.2
Accounts payable	(6.6)	(9.5)
Accrued expenses	(2.0)	(5.6)
Advanced payments and unearned income	3.6	10.4
Income taxes payable or receivable	(0.1)	2.2
Reserve for uncertain tax positions and deferred taxes	(0.1)	(14.8)
Other assets and liabilities	(1.4)	3.9
Net cash used in operating activities	(9.5)	(32.1)
Investing Activities
Additions of property, plant and equipment	(3.0)	(7.8)
Net cash used in investing activities	(3.0)	(7.8)
Financing Activities
Proceeds from short-term debt	42.0	—
Repayments on short-term debt	(39.0)	(2.8)
Issuance of common stock under employee stock plans	—	0.1
Payments on capital lease obligations	(0.1)	(0.1)
Net cash provided by (used in) financing activities	2.9	(2.8)
Effect of exchange rate changes on cash and cash equivalents	(4.2)	0.2
Net Decrease in Cash and Cash Equivalents	(13.8)	(42.5)
Cash and Cash Equivalents, Beginning of Period	48.8	90.0
Cash and Cash Equivalents, End of Period	$35.0	$47.5

AVIAT NETWORKS, INC.
Quarter Ended April 3, 2015 Summaries
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND REGULATION G DISCLOSURE
To supplement the consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), we provide additional measures of gross margin, research and development expenses, selling and administrative expenses, operating income or loss, income tax provision or benefit, income or loss from continuing operations, basic and diluted income or loss per share from continuing operations, and adjusted earnings before interest, tax, depreciation and amortization ("Adjusted EBITDA"), adjusted to exclude certain costs, charges, gains and losses, as set forth below. We believe that these non-GAAP financial measures, when considered together with the GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. We also believe these non-GAAP measures enhance the ability of investors to analyze trends in our business and to understand our performance. In addition, we may utilize non-GAAP financial measures as a guide in our forecasting, budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follow.

Table 4
AVIAT NETWORKS, INC.
Fiscal Year 2015 Third Quarter Summary
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended				Three Quarters Ended
	April 3, 2015	% of Revenue	March 28, 2014	% of Revenue	April 3, 2015	% of Revenue	March 28, 2014	% of Revenue
	(In millions, except percentages and per share amounts)
GAAP gross margin	$17.6	23.5%	$20.9	25.7%	$63.9	25.8%	$65.3	25.1%
Share-based compensation	0.1		0.1		0.1		0.2
Warehouse consolidation costs	—		—		—		0.2
Non-GAAP gross margin	17.7	23.7%	21.0	25.8%	64.0	25.8%	65.7	25.2%
GAAP research and development expenses	$6.4	8.6%	$8.4	10.3%	$19.4	7.8%	$27.5	10.6%
Share-based compensation	—		—		(0.1)		(0.2)
Non-GAAP research and development expenses	6.4	8.6%	8.4	10.3%	19.3	7.8%	27.3	10.5%
GAAP selling and administrative expenses	$18.0	24.1%	$23.0	28.3%	$58.4	23.5%	$67.4	25.9%
Share-based compensation	(0.6)		(0.5)		(1.5)		(2.4)
Transactional taxes assessments	—		—		—		(0.6)
Non-GAAP selling and administrative expenses	17.4	23.3%	22.5	27.6%	56.9	22.9%	64.4	24.7%
GAAP operating loss	$(10.1)	(13.5)%	$(14.8)	(18.2)%	$(18.9)	(7.6)%	$(38.9)	(14.9)%
Share-based compensation	0.7		0.6		1.7		2.8
Warehouse consolidation costs	—		—		—		0.2
Transactional taxes assessments	—		—		—		0.6
Amortization of intangible assets	0.1		0.1		0.3		0.3
Restructuring charges	3.2		4.2		4.7		9.0
Non-GAAP operating loss	(6.1)	(8.2)%	(9.9)	(12.2)%	(12.2)	(4.9)%	(26.0)	(10.0)%
GAAP income tax provision	$1.5	2.0%	$0.5	0.6%	$2.4	1.0%	$0.2	0.1%
Adjustment to reflect pro forma tax rate	(1.0)		—		(0.9)		1.3
Non-GAAP income tax provision	0.5	0.7%	0.5	0.6%	1.5	0.6%	1.5	0.6%
GAAP loss from continuing operations	$(11.5)	(15.4)%	$(15.1)	(18.6)%	$(21.3)	(8.6)%	$(39.0)	(15.0)%
Share-based compensation	0.7		0.6		1.7		2.8
Warehouse consolidation costs	—		—		—		0.2
Transactional taxes assessments	—		—		—		0.6
Amortization of intangible assets	0.1		0.1		0.3		0.3
Restructuring charges	3.2		4.2		4.7		9.0
Adjustment to reflect pro forma tax rate	1.0		—		0.9		(1.3)
Non-GAAP loss from continuing operations	$(6.5)	(8.7)%	$(10.2)	(12.5)%	$(13.7)	(5.5)%	$(27.4)	(10.5)%

Loss per share from continuing operations
Basic and Diluted:
GAAP	$(0.18)		$(0.24)		$(0.34)		$(0.63)
Non-GAAP	$(0.10)		$(0.16)		$(0.22)		$(0.45)

Shares used in computing loss per share from continuing operations
Basic and Diluted:
GAAP	62.3		61.9		62.2		61.5
Non-GAAP	62.3		61.9		62.2		61.5

	Quarter Ended				Three Quarters Ended
	April 3, 2015	% of Revenue	March 28, 2014	% of Revenue	April 3, 2015	% of Revenue	March 28, 2014	% of Revenue
	(In millions, except percentages and per share amounts)
ADJUSTED EBITDA:

GAAP loss from continuing operations	$(11.5)	(15.4)%	$(15.1)	(18.6)%	$(21.3)	(8.6)%	$(39.0)	(15.0)%
Depreciation and amortization of property, plant and equipment	1.8		1.8		5.3		5.3
Interest expense	—		0.1		0.3		0.3
Share-based compensation	0.7		0.6		1.7		2.8
Warehouse consolidation costs	—		—		—		0.2
Transactional taxes assessments	—		—		—		0.6
Amortization of intangible assets	0.1		0.1		0.3		0.3
Restructuring charges	3.2		4.2		4.7		9.0
Provision for income taxes	1.5		0.5		2.4		0.2
Adjusted EBITDA	$(4.2)	(5.6)%	$(7.8)	(9.6)%	$(6.6)	(2.7)%	$(20.3)	(7.8)%

_____________________________________________________

(1)
The adjustments above reconcile our GAAP financial results to the non-GAAP financial measures used by us. Our non-GAAP income or loss from continuing operations excluded share-based compensation, warehouse consolidation costs, transactional tax assessments, amortization of intangible assets, restructuring charges and adjustment to reflect pro forma tax rate. Adjusted EBITDA was determined by excluding depreciation and amortization on property, plant and equipment, interest expense, provision for income taxes, and non-GAAP pre-tax adjustments, as set forth above, from the GAAP income from continuing operations. We believe that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, our GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.

.

Table 5
AVIAT NETWORKS, INC.
Fiscal Year 2015 Third Quarter Summary
SUPPLEMENTAL SCHEDULE OF REVENUE BY GEOGRAPHICAL AREA
(Unaudited)

	Quarter Ended		Three Quarters Ended
	April 3, 2015	March 28, 2014	April 3, 2015	March 28, 2014
	(in millions)
North America	$31.9	$37.4	$114.7	$104.9
International:
Africa and Middle East	23.0	21.7	69.2	84.7
Europe and Russia	8.2	9.5	28.1	28.1
Latin America and Asia Pacific	11.7	12.8	36.1	42.9
	42.9	44.0	133.4	155.7
Total Revenue	$74.8	$81.4	$248.1	$260.6